UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) April 3, 2003
         --------------------------------------------------------------

                                 CIT GROUP INC.
                                 --------------
             (Exact name of registrant as specified in its charter)

            Delaware               001-31369              65-1051192
            --------------------------------------------------------
         (State or other          (Commission           (IRS Employer
         jurisdiction of          File Number)       Identification No.)
         incorporation)

                                   1 CIT Drive
                          Livingston, New Jersey 07039
                          ----------------------------
              (Address of registrant's principal executive office)

        Registrant's telephone number, including area code (973) 740-5000
        -----------------------------------------------------------------

              -----------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Item 5. Other Events.

This Current Report on Form 8-K includes as an exhibit a press release, dated April 3, 2003, reporting the financing relationship of CIT Group Inc. and its subsidiaries with Air Canada. CIT's financing relationship with Air Canada includes financing and leasing transactions outstanding at the time Air Canada filed for protection from creditors under the Companies' Creditors Arrangement Act, the Canadian reorganization law. The press release is attached as Exhibit 99.1.

Item 7. Financial Statements and Exhibits.

      (c) Exhibits.

99.1  Press release issued by CIT Group Inc. on April 3, 2003.


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

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           CIT GROUP INC.
                                           --------------
                                           (Registrant)

                                           By: /s/ William J. Taylor
                                               ------------------------------
                                                   William J. Taylor
                                                   Executive Vice President &
                                                   Controller

Dated: April 11, 2003


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